UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant: ☒
Filed by a Party other than the Registrant: ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

KUHLMAN COMPANY, INC.

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

KUHLMAN COMPANY, INC.

701 North Third Street, Suite B-1
Minneapolis, Minnesota 55401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2006

TO THE STOCKHOLDERS OF KUHLMAN COMPANY, INC.:

Please take notice that a special meeting of stockholders of Kuhlman Company, Inc. (the “Company”) will be held, pursuant to due call by the Company’s board of directors, at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota, on Monday, November 6, 2006, at 2:00 p.m. local time, or at any adjournment(s) thereof, to consider and take corporate action to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance thereunder.

Pursuant to due action of the Company’s board of directors, stockholders of record on October 5, 2006 will be entitled to vote at the meeting and any adjournments thereof. Adoption of the proposal relating to the amendment of the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the special meeting.

A proxy for the special meeting is enclosed with this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement. You are requested to fill in and sign the proxy, which is solicited by the Company’s board of directors, and mail it promptly in the enclosed envelope.

By order of the board of directors
of Kuhlman Company, Inc.,

/s/ Scott J. Kuhlman

Scott J. Kuhlman
Chairman of the Board,
President and Chief Executive Officer

October ___, 2006

kuhlman

PROXY STATEMENT

The board of directors of Kuhlman Company, Inc. (the “Company” or “Kuhlman”) are soliciting proxies to be used at the Company’s special meeting of stockholders to be held on Monday, November 6, 2006, at 2:00 p.m. local time, at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota, for the purpose of taking the following corporate action:

•	to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance.

The approximate date on which this Proxy Statement and the accompanying proxy shall be first sent or given to stockholders will be October ___, 2006. Each stockholder who signs and returns a proxy in the form enclosed may revoke the proxy at any time prior to its use by giving the Company written notice of such revocation, either in open meeting or by executing and delivering a new proxy to the Company’s Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. If a stockholder has signed and delivered a proxy and later attends the special meeting, such stockholder’s presence at the meeting will not by itself revoke that proxy. Only stockholders of record at the close of business on October 5, 2006 (the record date) will be entitled to vote at the meeting or any adjournments thereof.

GENERAL INFORMATION
ABOUT THE SPECIAL MEETING

Only holders of record of the Company’s voting stock at the close of business on October 5, 2006 (the record date for the special meeting) are entitled to notice of and to vote at the special meeting. On October 5, 2006, there were issued and outstanding 25,980,402 shares of common stock. Each share of common stock entitles the holder thereof to one vote on each matter presented at the meeting. A quorum, consisting of a majority of the outstanding shares entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated therein. Adoption of the proposal relating to the amendment of the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the special meeting.

Unless a contrary choice is specified, all shares represented by proxies will be voted for the proposal specified in this Proxy Statement. A stockholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Question: Why am I receiving these materials?

Answer: Our board of directors is providing these proxy materials to you in connection with Kuhlman’s special meeting of stockholders, which will take place on Monday, November 6, 2006 at 2:00 p.m. local time at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, Minnesota. As a stockholder, you are invited to attend the special meeting and are requested to vote on the items of business described in this Proxy Statement.

Question: How may I obtain Kuhlman’s annual report for 2005?

Answer: Stockholders may request a free copy of our annual report by writing us at: Kuhlman Company, Inc., 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401. Current and prospective investors can also access or order free copies of our annual report, this Proxy Statement, and other financial information at http://www.sec.gov.

Question: What items of business will be voted on at the special meeting?

Answer: The sole item of business at the special meeting are the consideration of an amendment to the Company’s Articles of Incorporation that would increase the number of shares of capital stock authorized for issuance to 160,000,000 shares.

Question: How does the board of directors recommend that I vote?

Answer: Our board of directors recommends that you vote your shares “FOR” the sole proposal at the special meeting.

Question: What shares can I vote?

Answer: Each share of Kuhlman common stock outstanding as of the close of business on October 5, 2006 (the record date) is entitled to one vote on all items being voted on at the special meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Question: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Answer: Many Kuhlman stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your common shares are registered directly in your name with our common stock transfer agent (Wells Fargo Shareowner Services), you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Kuhlman or to vote in person at the special meeting. We have enclosed a proxy card for you to use.

•
Beneficial Owner: If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the special meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Question: How can I attend the special meeting?

Answer: Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 5, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the special meeting.

Please let us know if you plan to attend the meeting by marking the box on the enclosed proxy card. The meeting will begin promptly at 2:00 p.m. local time. Check-in will begin at 1:00 p.m. local time, and you should allow ample time for the check-in procedures.

Question: How can I vote my shares in person at the special meeting?

Answer: Shares held in your name as the stockholder of record may be voted by you in person at the special meeting. Shares held in street name may be voted by you in person at the special meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the special meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Question: How can I vote my shares without attending the special meeting?

Answer: Whether you hold shares as the stockholder of record or in street name, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.

Question: Can I change my vote?

Answer: You may change your vote at any time prior to the vote at the special meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation to our corporate Secretary prior to your shares being voted, or (iii) attending the special meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPRATION
TO INCREASE THE NUMBER OF SHARES OF CAPITAL STOCK
AUTHORIZED FOR ISSUANCE

(SOLE PROPOSAL)

GENERAL

The Company currently has 72,000,000 shares of capital stock authorized. Of this amount, 50,000,000 shares are designated for issuance as common stock and 22,000,000 are designated for issuance as Series A Preferred Stock. As of October 5, 2006, there were 25,980,402 shares of common stock issued and outstanding (and another approximately 15,212,542 common shares are reserved for issuance upon the exercise of outstanding options, warrants and other convertible securities). As of October 5, 2006, there were no shares of Series A Preferred Stock outstanding, all of which were converted into common shares on July 10, 2006. This leaves only approximately 8,807,056 shares of our common stock available for future issuances. Such a minimal amount provides little flexibility should the need arise for future financing or other opportunities which may require the issuance of additional shares. In addition, the Company may not receive additional financing in the amount of $750,000 from Cornell Capital Partners, L.P. until the number of shares of authorized common stock is increased. In fact, the Company agreed to increase the number of shares of common stock authorized for issuance in the Securities Purchase Agreement it entered into with Cornell Capital Partners, L.P. on September 25, 2006. Accordingly, on September 25, 2006, the Company’s board of directors authorized and directed the Company to submit for stockholder approval a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock to 160,000,000 shares. This amendment will eliminate the designation previously made for Series A Preferred Stock.

The Company believes that waiting any further to effect the amendment contemplated by this proposal could result in a lost opportunity to receive additional funds from Cornell Capital Partners, L.P., and may hinder other future efforts to locate needed financing. The board of directors believes the proposed amendment is advisable and in the best interests of the Company and its stockholders and is therefore recommending that the stockholders approve this amendment.

SUMMARY OF THE AMENDMENT

The amendment will consist of a revision of the FOURTH article of the Company’s Articles of Incorporation, as amended, to read as follows:

(a) Authorized Shares. The aggregate number of capital shares which the corporation shall have the authority to issue is One Hundred Sixty Million (160,000,000) shares, each with a par value of $.001, and such shares shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

(b) Consideration for Shares. All shares of capital stock shall be issued by the corporation for cash, property or services actually performed, for no less than the par value of $.001. All shares shall be fully paid and non-assessable.

(c) Designation and Issuance of Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated pursuant to an amendment to these articles of incorporation, the filing of a certificate of amendment or in any other manner permitted by law. The powers, preferences and relative, participating, optional and other rights of each such series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series or classes of capital stock at any time outstanding. Except as hereinafter provided, the Board of Directors is hereby expressly granted the authority to fix, by resolution(s) adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any. The Board of Directors is also expressly authorized to allow for conversion of the preferred stock to common stock under terms and conditions as determined by the Board of Directors.

(d) Dividends. Dividends in cash, property or share of the corporation may be paid upon the corporation’s capital stock, as and when declared by the Board of Directors, out of funds of the corporation to the extent, and in the manner permitted by law.

(e) Voting Rights & Cumulative Voting. Each outstanding share of common stock shall be entitled to one vote, and each fractional share of common stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of stockholders. The voting rights of preferred stock, if any, shall be established by the Board of Directors at the time such stock is designed and issued in series. Cumulative voting shall not be allowed in the election of directors of the corporation.

(f) Denial of Preemptive Rights. No holder of any capital shares of the corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the corporation, including shares or securities held in the treasury of the corporation.

(g) Dissolution or Liquidation. Upon any dissolution or liquidation, whether voluntary or involuntary, the holders of shares of preferred stock shall be entitled to receive out of the assets of the corporation, whether such assets are capital or surplus, the sum initially paid per share and a further amount equal to any dividend thereon declared and unpaid to the date of such distribution, before any payment shall be made or any assets distributed to the holders of common stock, in addition to any other liquidation preference accorded to any particular series or class of preferred stock. Upon any dissolution or liquidation, whether voluntary or involuntary, if the assets thus distributed among the holders of preferred stock are insufficient to permit the payment to such shareholders of the full preferential amounts, the holders of such shares shall be entitled to receive ratably all the remaining assets. A merger or consolidation of this corporation with or into any other corporation or corporations shall not be deemed to be a dissolution or liquidation within the meaning of this provision.

The complete text of the form of the amendment is attached to this Proxy Statement as Annex A.

Authorized but unissued shares of common stock of the Company may be issued at such times, for such purposes, and for such consideration as the board of directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or the applicable listing standards of AMEX.

Each share of common stock authorized for issuance has the same rights and is identical in all respects with each other share of common stock. The authorization of additional shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Under the our current and proposed Articles of Incorporation, stockholders do not and will not have pre-emptive rights. Therefore, should the board of directors elect to issue additional shares common stock, existing stockholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current stockholders, depending on the particular circumstances in which the additional shares of common stock are issued.

The issuance of additional shares of common stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various transactions. The proposed increase in the number of authorized shares could enable the Company’s board of directors to issue shares of common stock to render more difficult an attempt by another person or entity to obtain control of the Company, although the board of directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any takeover efforts.

If the proposed amendment is adopted, it will become effective upon the filing of Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada.

VOTE REQUIRED

To be approved, this proposal requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy, and entitled to be voted at the special meeting in the presence of a quorum. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

OUR RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

VOTING SECURITIES AND
PRINCIPAL HOLDERS

As of the close of business on October 5, 2006 (the record date), the Company had outstanding one class of voting securities—common stock, of which there were 25,980,402 shares outstanding. Each share of common stock is entitled to one vote on all matters put to a vote of our stockholders.

The following table sets forth the number of common shares, and percentage of outstanding common shares, beneficially owned as of October 5, 2006, by:

•	each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock

•	each current director

•
each executive officer named in the Summary Compensation Table contained in the Company’s Proxy Statement relating to its 2006 Annual Meeting of Stockholders (Messrs. Padilla, Gangelhoff, Griffith and Scott Kuhlman), and

•	all current executive officers and directors as a group.

Unless otherwise indicated, the address of each of the following persons is 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401, and each such person has sole voting and investment power with respect to the shares set forth opposite his or her name.

Name and Address	Number of Common Shares Beneficially Owned (1)	Percentage of Outstanding Common Shares (1)
Scott J. Kuhlman (2)	2,747,500	10.6%
Susan Kuhlman (2)	2,747,500	10.6%
Luis A. Padilla (3)	1,027,500	3.9%
David Ferris (4)	27,500	*
Christopher Larson (4)	27,500	*
Jon Gangelhoff (5)	292,000	1.1%
Greg Griffith (6)	235,000	*
Jon Sabes (7)	3,332,000	12.8%
All current executive officers and directors as a group (8)	2,802,500	10.8%

* less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)
Mr. and Mrs. Kuhlman are husband and wife, and under applicable rules for determining beneficial ownership, the beneficial ownership of each is attributed to the other. Shares referenced in the table include (i) an aggregate of 1,728,020 shares of common stock held in revocable trusts of which Mrs. Kuhlman is trustee, and (ii) 1,019,480 shares of common stock held in a revocable trust of which Mr. Kuhlman is trustee. Mr. Kuhlman is our Chairman of the Board, President and Chief Executive Officer. Mrs. Kuhlman is our Director of Business Development and Secretary.

(3)
Includes 500,000 shares of common stock and 500,000 common shares subject to certain contractual restrictions. Also includes an option to purchase up to 27,500 shares of common stock. Mr. Padilla is our former Chief Executive Officer and a former director of the Company. Mr. Padilla resigned from those positions on September 25 and October 3, 2006, respectively.

(4)	Includes an option to purchase up to 27,500 shares of common stock. The individual is a Company director.

(5)
Includes 82,000 shares of common stock, and 210,000 common shares issuable upon exercise of options. Mr. Gangelhoff is the Company’s former Chief Financial Officer. He resigned from that position on October 3, 2006.

(6)
Includes 25,000 shares of common stock, and 210,000 common shares issuable upon exercise of options. Mr. Griffith is the Company’s former Chief Operating Officer. He resigned from that position on September 1, 2006.

(7)	Mr. Sabes is a former director of the Company and resigned on October 3, 2006. Shareholding information is based upon Mr. Sabes’ most recently filed Form 4, filed with the SEC on May 30, 2006.

(8)	Includes Messrs. Kuhlman, Ferris, and Larson (all Company directors).

STOCKHOLDER PROPOSALS

GENERAL

Any stockholder desiring to submit a proposal for action at the 2007 annual meeting must submit such proposal in writing to Kuhlman Company, Inc., attention: Chief Financial Officer, 701 N. Third Street, Suite B-1, Minneapolis, Minnesota 55401, by December 26, 2006. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY

Rule 14a-4(c) under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that a stockholder has not sought to include in this Proxy Statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least a reasonable time in advance of the meeting, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in this Proxy Statement.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the accompanying proxy and other materials which may be sent to our stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be asked to forward soliciting material to the beneficial owners of stock, and upon their request the Company will reimburse them for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

By order of the board of directors
of Kuhlman Company, Inc.,

/s/ Scott J. Kuhlman

Scott J. Kuhlman
Chairman of the Board,
President and Chief Executive Officer

Annex A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
KUHLMAN COMPANY, INC.

The undersigned corporation, organized under the laws of the State of Nevada, to amend its articles of incorporation in accordance with Chapter 78 of the Nevada Revised Statutes, hereby certifies:

FIRST: The name of the corporation is Kuhlman Company, Inc.

SECOND: Article IV of the articles of incorporation is hereby amended to read in its entirety as follows:

ARTICLE IV
CAPITALIZATION

(a) Authorized Shares. The aggregate number of capital shares which the corporation shall have the authority to issue is One Hundred Sixty Million (160,000,000) shares, each with a par value of $.001, and such shares shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

(b) Consideration for Shares. All shares of capital stock shall be issued by the corporation for cash, property or services actually performed, for no less than the par value of $.001. All shares shall be fully paid and non-assessable.

(c) Designation and Issuance of Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated pursuant to an amendment to these articles of incorporation, the filing of a certificate of amendment or in any other manner permitted by law. The powers, preferences and relative, participating, optional and other rights of each such series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series or classes of capital stock at any time outstanding. Except as hereinafter provided, the Board of Directors is hereby expressly granted the authority to fix, by resolution(s) adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any. The Board of Directors is also expressly authorized to allow for conversion of the preferred stock to common stock under terms and conditions as determined by the Board of Directors.

(d) Dividends. Dividends in cash, property or share of the corporation may be paid upon the corporation’s capital stock, as and when declared by the Board of Directors, out of funds of the corporation to the extent, and in the manner permitted by law.

(e) Voting Rights & Cumulative Voting. Each outstanding share of common stock shall be entitled to one vote, and each fractional share of common stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of stockholders. The voting rights of preferred stock, if any, shall be established by the Board of Directors at the time such stock is designed and issued in series. Cumulative voting shall not be allowed in the election of directors of the corporation.

A-1

(f) Denial of Preemptive Rights. No holder of any capital shares of the corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the corporation, including shares or securities held in the treasury of the corporation.

(g) Dissolution or Liquidation. Upon any dissolution or liquidation, whether voluntary or involuntary, the holders of shares of preferred stock shall be entitled to receive out of the assets of the corporation, whether such assets are capital or surplus, the sum initially paid per share and a further amount equal to any dividend thereon declared and unpaid to the date of such distribution, before any payment shall be made or any assets distributed to the holders of common stock, in addition to any other liquidation preference accorded to any particular series or class of preferred stock. Upon any dissolution or liquidation, whether voluntary or involuntary, if the assets thus distributed among the holders of preferred stock are insufficient to permit the payment to such shareholders of the full preferential amounts, the holders of such shares shall be entitled to receive ratably all the remaining assets. A merger or consolidation of this corporation with or into any other corporation or corporations shall not be deemed to be a dissolution or liquidation within the meaning of this provision.

THIRD: The stockholders of the corporation adopted the amendment on November 6, 2006.

FOURTH: The number of shares entitled to vote on the amendment was ___________, ____% of which voted for the amendment at a special meeting of the stockholders held on November 6, 2006.

FIFTH: The foregoing amendment to the articles of incorporation shall be effective upon the filing of this Certificate of Amendment.

IN WITNESS WHEREOF, Kuhlman Company, Inc. has caused its duly authorized officer to execute this certificate on this ____ day of November, 2006.

Scott J. Kuhlman,
President and Chief Executive Officer

A-2

PROXY CARD

KUHLMAN COMPANY, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 6, 2006

The undersigned, a stockholder of Kuhlman Company, Inc. (the “Company”), hereby appoints Scott J. Kuhlman and Susan Kuhlman, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote at the Company’s 2006 special meeting of stockholders to be held at the Company’s headquarters at 701 North Third Street, Suite B-1, Minneapolis, on Monday, November 6, 2006 at 2:00 p.m. local time, and at any adjournments thereof, upon the following matter:

1.	Proposal to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance:

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the special meeting.

(Continued on reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxy appointments and proxies relating to shares covered hereby and acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement relating to the Company’s 2006 special meeting of stockholders to be held on November 6, 2006.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided this proxy will be voted FOR all proposals at the meeting.

Dated: , 2006

x

x

Note: Stockholders must sign exactly as their name appears to the left. When signed as a corporate officer, executor, administrator, trustee, guardian or similar, please your indicate full title as such. Finally, both joint tenants must sign if your shares are held in joint tenancy.

☐	Please mark the box at left if you plan to attend the special meeting.